Exhibit 10.17

AVIV REIT, INC.

2013 LONG-TERM INCENTIVE PLAN

NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AWARD AGREEMENT

Aviv REIT, Inc., a Maryland corporation (the “Company”), hereby grants to [ • ] (the “Holder”) as of [ • ] (the “Grant Date”), pursuant to the terms and conditions of the Aviv REIT, Inc. 2013 Long-Term Incentive Plan (the “Plan”), a restricted stock award (the “Award”) of [ • ] shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), upon and subject to the restrictions, terms and conditions set forth in the Plan and this agreement (the “Agreement”). Capitalized terms not defined herein shall have the meanings specified in the Plan.

1. Award Subject to Acceptance of Agreement. The Award shall be null and void unless the Holder (a) accepts this Agreement by executing it in the space provided below and returning such original execution copy to the Company and (b) executes and returns one or more irrevocable stock powers to facilitate the transfer to the Company (or its assignee or nominee) of all or a portion of the shares of Common Stock subject to the Award if any shares of Common Stock are forfeited pursuant to Section 4 or if required under applicable laws or regulations. As soon as practicable after the Holder has executed such documents and returned them to the Company, the Company shall cause to be issued in the Holder’s name the total number of shares of Common Stock subject to the Award.

2. Rights as a Stockholder. Except as otherwise provided in this Agreement, the Holder shall have all rights as a holder of the Common Stock subject to the Award, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock unless and until such shares are forfeited pursuant to Section 4 hereof; provided, however, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company (and the Holder shall, if requested by the Company, execute and return one or more irrevocable stock powers related thereto) and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3. Custody and Delivery of Shares. The shares of Common Stock subject to the Award shall be held by the Company or by a custodian in book entry form, with restrictions on the shares of Common Stock duly noted, until such Award shall have vested, in whole or in part, pursuant to Section 4 hereof, and as soon thereafter as practicable, the vested Common Stock shall be delivered to the Holder as the Holder shall direct. Alternatively, in the sole discretion of the Company, the Company shall hold a certificate or certificates representing the shares of Common Stock subject to the Award until such Award shall have vested, in whole or in part, pursuant to Section 4 hereof, and the Company shall as soon thereafter as practicable deliver the certificate or certificates for the vested Common Stock to the Holder and destroy the stock power or powers relating to the vested Common Stock delivered by the Holder pursuant to Section 1 hereof. If such stock power or powers also relate to unvested Common Stock, the Company may require, as a condition precedent to delivery of any certificate pursuant to this Section 3, the execution and delivery to the Company of one or more stock powers relating to such unvested Common Stock.

4. Restriction Period and Vesting.

4.1. Service-Based Vesting Condition. Except as otherwise provided in this Section 4, the Award shall vest [ • ], provided the Holder continuously serves as a Director of the Company through such date. The period of time during which any of the shares of Common Stock subject to the Award shall be unvested shall be referred to herein as the “Restriction Period.”

4.2. Change in Control. Upon a Change in Control, the Award shall be subject to Section 5.8 of the Plan.

4.3. Termination of Service. If the Holder’s Termination as a Director of the Company occurs prior to the end of the Restriction Period for any reason, then all shares of Common Stock subject to the Award that were not vested immediately prior to such Termination shall be immediately forfeited by the Holder and cancelled by the Company.

5. Transfer Restrictions and Investment Representation.

5.1. Nontransferability of Award. During the Restriction Period, the shares of Common Stock subject to the Award and not then vested may not be offered, sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) by the Holder or be subject to execution, attachment or similar process other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of such shares shall be null and void.

5.2. Investment Representation. The Holder hereby represents and covenants that (a) any share of Common Stock acquired upon the vesting of the Award will be acquired for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), unless such acquisition has been registered under the Securities Act and any applicable state securities laws; (b) any subsequent sale of any such shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, the Holder shall submit a written statement, in form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of vesting of any shares of Common Stock hereunder or (y) is true and correct as of the date of any sale of any such share, as applicable. As a further condition precedent to the delivery to the Holder of any shares of Common Stock subject to the Award, the Holder shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares and, in connection therewith, shall execute any documents which the Board shall in its sole discretion deem necessary or advisable.

5.3. Legends. The Holder understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Common Stock together with any other legends that may be required by the Company or by state or federal securities laws:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF A RESTRICTED STOCK AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND AVIV REIT, INC. A COPY OF SUCH AGREEMENT IS ON FILE IN THE OFFICES OF, AND WILL BE MADE AVAILABLE FOR A PROPER PURPOSE BY, THE CORPORATE SECRETARY OF AVIV REIT, INC.

5.4. Stop-Transfer Notices. The Holder agrees that in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

5.5. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares of Common Stock shall have been so transferred.

6. Additional Terms and Conditions of Award.

6.1. Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities subject to the Award shall be appropriately adjusted by the Board. If any adjustment would result in a fractional security being subject to the Award, the Company shall pay the Holder in connection with the first vesting, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (a) such fraction (rounded to the nearest hundredth) by (b) the Fair Market Value of such security on the vesting date as determined by the Board. The decision of the Board regarding any such adjustment and the Fair Market Value of any fractional security shall be final, binding and conclusive.

6.2. Compliance with Applicable Law. The Award is subject to the condition that if the listing, registration or qualification of the shares of Common Stock subject to the Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting or delivery of shares hereunder, the shares of Common Stock subject to the Award shall not vest or be delivered, in whole or in part, unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent, approval or other action.

6.3. Delivery of Common Stock. Upon the vesting of the Award, in whole or in part, the Company shall deliver or cause to be delivered to the Holder the vested shares of Common Stock. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery.

6.4. Award Confers No Rights to Continued Service. In no event shall the granting of the Award or its acceptance by the Holder, or any provision of the Agreement, give or be deemed to give the Holder any right to continued service as a Director.

6.5. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Holder or by the Company forthwith to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on all parties.

6.6. Taxation; Section 83(b) Election. The Holder understands that the Holder is solely responsible for all tax consequences to the Holder in connection with this Award. The Holder represents that the Holder has consulted with any tax consultants the Holder deems advisable in connection with the Award and that the Holder is not relying on the Company for any tax advice. By accepting this Agreement, the Holder acknowledges his or her understanding that the Holder may file with the Internal Revenue Service an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Section 83(b) Election”), not later than 30 days after the Grant Date, to include in the Holder’s gross income the Fair Market Value of the unvested shares of Common Stock subject to the Award as of such date. Before filing a Section 83(b) Election with the Internal Revenue Service, the Holder shall notify the Company of such election by delivering to the Company a copy of the fully-executed Section 83(b) Election Form attached hereto as Exhibit A.

6.7. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Holder and his or her heirs, executors, administrators, successors and assigns.

6.8. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Aviv REIT, Inc., Attn: [ • ], 303 West Madison Street, Suite 2400, Chicago, IL 60606, and if to the Holder, to the last known mailing address of the Holder contained in the records of the Company. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile or electronic mail with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile or electronic mail transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

6.9. Governing Law. This Agreement, the Award and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Maryland and construed in accordance therewith without giving effect to principles of conflicts of laws.

6.10. Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan, including Section 5.8 relating to a Change in Control, and shall be interpreted in accordance therewith. The Holder hereby acknowledges receipt of a copy of the Plan.

6.11. Entire Agreement. This Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Holder with respect to the subject matter hereof, and may not be modified adversely to the Holder’s interest except by means of a writing signed by the Company and the Holder.

6.12. Partial Invalidity. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

6.13. Amendment and Waiver. The provisions of this Agreement may be amended or waived only by the written agreement of the Company and the Holder, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

6.14. Counterparts. This Agreement may be executed in two counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

AVIV REIT, INC.

By:
Name:
Title:

Accepted this      day of                                 , 20

EXHIBIT A — SAMPLE 83(B) ELECTION

ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY

IN GROSS INCOME

IN YEAR OF TRANSFER UNDER CODE SECTION 83(b)

The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to include the value of the property described below in gross income in the year of transfer and supplies the following information in accordance with the regulations promulgated thereunder:

1. The name, address and taxpayer identification number of the undersigned are:

[Name]

[Address]

[Social Security Number]

2. Description of the property with respect to which the election is being made:

[ • ] shares of Common Stock, par value $0.01 per share, of Aviv REIT, Inc., a Maryland corporation, granted to the undersigned as restricted stock.

3. The date on which the property was transferred is [ • ].

The taxable year to which this election relates is calendar year [ • ].

4. The nature of the restrictions to which the property is subject is:

If the service as a non-employee director of the undersigned terminates prior to specified dates, the undersigned will forfeit the property transferred to the undersigned.

5. Fair market value:

The fair market value (determined without regard to any restrictions) of the property with respect to which this election is being made was $[ • ] per share at the time of transfer.

6. Amount paid for property:

The taxpayer has paid $0 for the property.

7. Furnishing statement to service recipient:

A copy of this statement has been furnished to Aviv REIT, Inc.

Dated:

1